exhibit 10.4

amendment No. 1 to AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN)

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of May 14, 2024, by and among XTANT MEDICAL, INC., a Delaware corporation (“Xtant”), BACTERIN INTERNATIONAL, INC., a Nevada corporation, X-SPINE SYSTEMS, INC., an Ohio corporation, SURGALIGN SPV, INC., a Delaware corporation, and any additional borrower that may hereafter be added to this Agreement (each individually as a “Borrower”, and collectively with any entities that become party hereto as Borrower and each of their successors and permitted assigns, the “Borrowers”), XTANT MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), as a Guarantor, MidCap Financial Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders, and the Credit Parties have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of March 7, 2024 (as amended, supplemented or otherwise modified at any time prior to the date hereof, the “Existing A&R Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. The Credit Parties have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, to amend certain provisions of the Existing A&R Credit Agreement in order to, among other things, provide for additional Term Loans to be made thereunder, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and the Credit Parties hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Amendments to Existing A&R Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing A&R Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing A&R Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

““First Amendment” shall mean that certain Amendment No. 1 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of the First Amendment Effective Date, by and among Holdings, the Borrowers, Agent and Lenders.”

““First Amendment Effective Date” shall mean May 14, 2024.”

““Term Loan Tranche 3” has the meaning set forth in Section 2.1(a)(i)(C).”

““Term Loan Tranche 3 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 3 Commitment Amount”, which as of the First Amendment Effective Date evidences the amount of the Term Loan Tranche 3 advanced by such Lender on the First Amendment Effective Date, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.”

““Term Loan Tranche 3 Commitments” means the sum of each Lender’s Term Loan Tranche 3 Commitment Amount.”

(b) The definitions of “Term Loan(s)”, “Term Loan Commitment Amount”, “Term Loan Commitment Percentage”, “Term Loan Tranche 1 Commitment Amount” and “Term Loan Tranche 2 Commitment Amount” in Section 1.1 of the Existing A&R Credit Agreement are hereby amended and restated as follows:

““Term Loan(s)” means, collectively, the Term Loan Tranche 1, the Term Loan Tranche 2, the Term Loan Tranche 3 and the Additional Tranche (if any).”

““Term Loan Commitment Amount” means, (a) as to any Lender that is a Lender on the First Amendment Effective Date, the sum of the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “Term Loan Tranche 1 Commitment Amount”, “Term Loan Tranche 2 Commitment Amount” and “Term Loan Tranche 3 Commitment Amount”, as such amounts may be adjusted from time to time by any amounts assigned (with respect to such Lender’s portion of Term Loans outstanding and its commitment to make advances in respect of the Term Loan) pursuant to the terms of any and all effective assignment agreements to which such Lender is a party, and (b) as to any Lender that becomes a Lender after the First Amendment Effective Date, the sum of the amount of the “Term Loan Tranche 1 Commitment Amount(s)”, “Term Loan Tranche 2 Commitment Amount” and “Term Loan Tranche 3 Commitment Amount” of other Lender(s) assigned to such new Lender pursuant to the terms of the effective assignment agreement(s) pursuant to which such new Lender shall become a Lender, as such amount may be adjusted from time to time by any amounts assigned (with respect to such Lender’s portion of Term Loans outstanding and its commitment to make advances in respect of the Term Loan) pursuant to the terms of any and all effective assignment agreements to which such Lender is a party.”

““Term Loan Commitment Percentage” means, as to any Lender, (a) on the First Amendment Effective Date, with respect to each tranche of the Term Loan, the applicable percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Term Loan Tranche 1 Commitment Percentage”, “Term Loan Tranche 2 Commitment Percentage” and “Term Loan Tranche 3 Commitment Percentage” (if such Lender’s name is not so set forth thereon, then, on the Closing Date, such percentage for such Lender shall be deemed to be zero), and (b) on any date following the First Amendment Effective Date, as applicable to each tranche of Term Loan, the percentage equal to (i) the Term Loan Tranche 1 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 1 Commitments on such date, (ii) the Term Loan Tranche 2 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 2 Commitments on such date or (iii) the Term Loan Tranche 3 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 3 Commitments on such date.”

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““Term Loan Tranche 1 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 1 Commitment Amount”, which as of the First Amendment Effective Date evidences the amount of the Existing Term Loans advanced by such Lender in respect of the “Term Loan Tranche 1” under the Existing Credit Agreement and deemed outstanding as of the Closing Date, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.”

““Term Loan Tranche 2 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 2 Commitment Amount”, which as of the First Amendment Effective Date evidences the amount of the Existing Term Loans advanced by such Lender in respect of the “Term Loan Tranche 2” under the Existing Credit Agreement and deemed outstanding as of the Closing Date, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.”

(c) Section 2.1(a)(i) of the Existing A&R Credit Agreement is hereby amended by:

(i) adding the following as new clause (C) therein; and

“(C) On the terms and subject to the conditions set forth herein and in the other Financing Documents, each Lender with a Term Loan Tranche 3 Commitment Amount severally hereby agrees to make to Borrowers a term loan on the First Amendment Effective Date in an original aggregate principal amount equal to the Term Loan Tranche 3 Commitment (the “Term Loan Tranche 3”). Each such Lender’s obligation to fund the Term Loan Tranche 3 shall be limited to such Lender’s Term Loan Tranche 3 Commitment Percentage, and no Lender shall have any obligation to fund any portion of any Term Loan Tranche 3 required to be funded by any other Lender, but not so funded. The Term Loan Tranche 3 shall be funded in one advance on the First Amendment Effective Date. Borrowers shall deliver to Agent a Notice of Borrowing with respect to the proposed Term Loan Tranche 3 advance, such Notice of Borrowing to be delivered no later than noon (Eastern time) two (2) Business Days prior to the First Amendment Effective Date.”

(ii) renumbering the existing clause (C) as new clause (D) therein and restating such clause as follows:

“(D) No Borrower shall have any right to reborrow any portion of the Term Loan that is repaid or prepaid from time to time. Borrowers shall deliver to Agent a Notice of Borrowing with respect to each proposed Term Loan advance (other than the Term Loan Tranche 1, Term Loan Tranche 2 and the Term Loan Tranche 3), such Notice of Borrowing to be delivered, no later than 12:00 P.M. (Eastern time) on the date that is ten (10) Business Days prior to the date of such Term Loan advance.

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Notwithstanding anything to the contrary contained in this Section 2.1(a)(i), the parties hereto hereby acknowledge, confirm and agree that (A) immediately prior to the First Amendment Effective Date, the Term Loan Tranche 1 Loans in an aggregate principal amount of $12,000,000 (the “Existing Tranche 1 Term Loans”) were outstanding and the Term Loan Tranche 2 Loans in an aggregate principal amount of $5,000,000 (the “Existing Tranche 2 Term Loans” and together with the Existing Tranche 1 Term Loans, the “Existing Term Loans”) were outstanding, (B) such Existing Term Loans shall not be repaid on the First Amendment Effective Date, but rather shall continue to be evidenced by this Agreement as the Existing Term Loans outstanding hereunder, (C) the Term Loan Tranche 3 Loans made on the First Amendment Effective Date shall be in an aggregate principal amount equal to $5,000,000 and (D) for all purposes of this Agreement and the other Financing Documents, the sum of the Existing Term Loans and the Term Loan Tranche 3 Loans made on the First Amendment Effective Date shall constitute the Term Loans outstanding on the First Amendment Effective Date in the aggregate principal amount of $22,000,000.”

(d) Section 2.2(f) of the Existing A&R Credit Agreement is hereby amended and restated as follows:

“(f) Origination Fee. (i) On the First Amendment Effective Date, Borrowers shall pay Agent, for the benefit of all Lenders committed to make Term Loan Tranche 3 Loans on the First Amendment Effective Date, in accordance with their respective Pro Rata Share, a fee in an amount equal to (x) the aggregate amount of all Term Loan Tranche 3 Commitments, multiplied by (y) one half of one percent (0.50%), and (ii) upon activation of any Additional Tranche in accordance with Section 2.1(c), Borrowers shall pay Agent, for the benefit of all Lenders committed to make Term Loans on the date such Additional Tranche is activated, in accordance with their respective Pro Rata Share, a fee in an amount equal to (x) the funded amount of such Additional Tranche, multiplied by (y) one half of one percent (0.50%). All fees payable pursuant to this paragraph shall be deemed fully earned when due and payable and non-refundable as of the Closing Date.”

(e) Section 2.2(h) of the Existing A&R Credit Agreement is hereby amended and restated as follows:

“(h) Prepayment Fee. If any advance under the Term Loans is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrower, by mandatory prepayment by Borrower, by reason of the occurrence of an Event of Default or otherwise, or if any Term Loan shall become accelerated (including any automatic acceleration due to the occurrence of an Event of Default described in Section 10.1(f)) or otherwise) and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Term Loan advances, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection. The Prepayment Fee in respect of the Term Loans shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (w) four percent (4.00%) for the first year following the First Amendment Effective Date, (x) three percent (3.00%) for the second year following the First Amendment Effective Date, (y) two percent (2.00%) for the third year following the First Amendment Effective Date, and (z) one percent (1.00%) thereafter. The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate). All fees payable pursuant to this paragraph shall be deemed fully earned when due and payable and non-refundable once paid.”

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(f) Subclause(c)(i) of Section 2.8 of the Existing A&R Credit Agreement is hereby amended to add the following parenthetical immediately following the phrase “Closing Date” where it first appears therein:

“(or, with respect to Term Loan Tranche 3, the First Amendment Effective Date)”

(g) Subclause (c)(ii) of Section 2.8 of the Existing A&R Credit Agreement is hereby amended to add the following parenthetical immediately following the phrase “Closing Date” where it first appears therein:

“(or, with respect to Term Loan Tranche 3, the First Amendment Effective Date)”

(h) Section 4.7 of the Existing A&R Credit Agreement is hereby amended and restated as follows:

“Section 4.7 Use of Proceeds. Borrowers shall use the proceeds of the Term Loan Tranche 1 and the Term Loan Tranche 2 solely for (a) payment of transaction fees incurred in connection with the Financing Documents and (b) working capital needs of the Borrowers and their Subsidiaries. Borrowers shall use the proceeds of the Term Loan Tranche 3 solely for working capital needs of the Borrowers and their Subsidiaries. Borrowers shall use the proceeds of any Additional Tranche solely for the purposes of consummating an Acquisition in accordance with the terms of this Agreement or such other purposes agreed between Credit Parties and Lenders in writing in advance of the making of any Loans in respect of the Additional Tranche. No portion of the proceeds of the Loans will be used for family, personal, agricultural or household use. No portion of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for purchasing or carrying Margin Stock or for any other purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board of Governors of the Federal Reserve System, including Regulation T, U, or X of the Federal Reserve Board.”

(i) Clause (G) of the proviso to Section 11.16 of the Existing A&R Credit Agreement is hereby amended and restated as follows:

“or (G) amend any of the provisions of Section 10.7 or amend any of the definitions Pro Rata Share, Term Loan Commitment, Term Loan Tranche 1 Commitments, Term Loan Tranche 2 Commitments, Term Loan Tranche 3 Commitments, Term Loan Commitment Amount, Term Loan Tranche 1 Commitment Amount, Term Loan Tranche 2 Commitment Amount, Term Loan Tranche 3 Commitment Amount, Term Loan Commitment Percentage or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder. It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F) and (G) of the preceding sentence”

(j) Annex A to the Existing A&R Credit Agreement is hereby amended by replacing such annex in its entirety with the new Annex A attached hereto.

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3. Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its sole discretion:

(a) the Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, the Agent and the Lenders;

(b) the Agent shall have received a duly executed copy of Amendment No. 1 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan);

(c) Agent shall have received an updated Perfection Certificate, in form and substance reasonably satisfactory to Agent;

(d) Agent shall have received a duly authorized, executed and delivered secretary’s certificate from each Credit Party certifying as to (i) the names and signatures of each officer of each Credit Party authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the organizational documents of each Credit Party attached to such certificate are complete and correct copies of such organizational documents as in effect on the date of such certification, (iii) the resolutions of each Credit Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of each Credit Party in its jurisdiction of organization;

(e) Agent shall have received, with respect to each Credit Party, (i) current UCC searches from the Secretary of State of its jurisdiction of organization; and (ii) judgment, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each applicable jurisdiction, in each case, with results reasonably acceptable to the Agent;

(f) Agent shall have received a duly executed Notice of Borrowing as required pursuant to Section 2.1(a)(i)(C) of the Credit Agreement;

(g) After giving effect to the amendments set forth in Section 2, all representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and Borrower’s delivery of its signature hereto shall be deemed to be its certification thereof); and

(h) immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents.

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5. Costs and Fees. Borrower shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any related Financing Documents.

6. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly). Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

7. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8. Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

9. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

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(b) Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(f) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,
as Agent

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

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LENDERS:	ELM 2020-3 TRUST

	By:	MidCap Financial Services Capital Management,
LLC, as Servicer

	By:	/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

ELM 2020-4 TRUST

By:	MidCap Financial Services Capital Management,
LLC, as Servicer

By:	/s/ John O’Dea
Name:	John O’Dea
Title:	Authorized Signatory

[Signatures Continue on Following Page]

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LENDERS:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

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BORROWERS:
XTANT MEDICAL, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

BACTERIN INTERNATIONAL, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

X-SPINE SYSTEMS, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

SURGALIGN SPV, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

GUARANTOR:
XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

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